UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2009

First Keystone Financial, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 West State Street, Media, Pennsylvania	19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 565-6210

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement

On November 3, 2009, Bryn Mawr Bank Corporation (“BMBC”), the parent company of The Bryn Mawr Trust Company (“BMT”), and First Keystone Financial, Inc. (“FKF”), the parent company of First Keystone Bank (“FKB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which FKF will merge with and into BMBC (the “Merger”). Concurrent with the Merger, it is expected that FKB will merge with and into BMT in a two-step merger pursuant to which FKB will merge with and into a newly formed wholly-owned subsidiary of BMT which will then merge with and into BMT (collectively, the “Bank Merger”).

Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, shareholders of FKF will receive 0.6973 shares (the “Exchange Ratio”) of BMBC stock for each share of common stock they own plus $2.06 per share cash consideration (“Per Share Cash Consideration”), each subject to adjustment as described below. The Merger Agreement also provides that all options to purchase FKF stock which are outstanding and unexercised immediately prior to the closing (“Continuing Options”) under FKF’s Amended and Restated 1995 Stock Option Plan and Amended and Restated 1998 Stock Option Plan, in each case as amended, shall, subject to certain conditions and regulatory approvals, become fully vested and exercisable and be converted into fully vested and exercisable options to purchase shares of BMBC stock. The number of shares of BMBC stock to be subject to the Continuing Options shall be equal to 0.8204 (“Option Exchange Ratio”) multiplied by the number of shares of FKF stock subject to the Continuing Options, subject to rounding. The exercise price per share of BMBC stock under the Continuing Options will be equal to the exercise price per share of FKF stock under the Continuing Options divided by the Option Exchange Ratio, subject to rounding.

The Exchange Ratio, Option Exchange Ratio and Per Share Cash Consideration are subject to adjustment in the event that “FKF Delinquencies,” as defined in the Merger Agreement, are equal to or greater than $10,500,000 as of the month end prior to the closing. The delinquency thresholds and corresponding Exchange Ratio, Option Exchange Ratio and Per Share Cash Consideration adjustments are set forth on Exhibit C to the Merger Agreement.

The senior management of BMBC will remain the same following the Merger. At the closing of the Merger, BMBC and BMT will each expand the size of its board by one member and appoint Mr. Donald S. Guthrie as a director of each of BMBC and BMT in the class of directors whose terms expire at the 2011 annual meeting of shareholders of BMBC. At the end of his initial term, Mr. Guthrie will be re-nominated for an additional four-year term on each board, subject to the fiduciary duties of the board of directors and any applicable eligibility requirements set forth in BMBC’s and BMT’s articles of incorporation or bylaws. In the event that Mr. Guthrie is unable or unwilling to serve as a director of BMBC and BMT pursuant to the terms of the Merger Agreement, the board of directors of FKF (or the members of the Advisory Board (described below) after consummation of the Merger) shall substitute another member of the board of directors of FKF or FKB (or the Advisory Board if this occurs after the Merger), who shall be reasonably acceptable to BMBC and BMT, to serve as a member of the BMBC and BMT boards of directors in accordance herewith.

Upon the closing, BMT will form an advisory board (the “Advisory Board”), comprised of those members of FKF’s and/or FKB’s Boards of Directors immediately prior to the closing who do not become directors of BMBC and BMT and who agree in writing, at or prior to the closing, to serve on such Advisory Board immediately following the closing and execute a non-solicitation agreement in a form acceptable to BMBC and BMT.

Each of the directors of FKF has entered into a Voting Agreement, substantially in the form of Exhibit A of the Merger Agreement, dated as of November 3, 2009, with BMBC, pursuant to which each such director has agreed, among other things, to vote all shares of common stock of FKF owned by him or her in favor of the approval of the Merger at any shareholder’s meeting to vote upon the Merger.

The Merger Agreement contains (a) customary representations and warranties of FKF and BMBC, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of FKF to conduct its business in the ordinary course until the Merger is completed; (c) covenants of BMBC to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of FKF and BMBC not to take certain actions during such period. FKF has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of FKF, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement to be filed with the SEC to register shares of BMBC common stock to be offered to FKF shareholders, absence of a material adverse effect, receipt of tax opinions, and obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger.

The Merger Agreement also contains certain termination rights for FKF and BMBC, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger Agreement; if, subject to certain conditions, the Merger has not been completed by July 31, 2010; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; FKF’s shareholders failing to approve the transaction by the required vote; entry by the Board of Directors of FKF into an alternative business combination transaction; or the failure by the Board of Directors of FKF to recommend the Merger to its shareholders. If the Merger is not consummated under certain circumstances, FKF has agreed to pay BMBC a termination fee of $1.675 million.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (c) may have been included in the Merger Agreement for the purpose of allocating risk between FKF and BMBC rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. The schedules to the Merger Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission (the “SEC”) upon its request.

BMBC will file with the SEC a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of BMBC Common Shares to FKF shareholders as well as a proxy statement of FKF for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by BMBC with the SEC will contain important information about BMBC, FKF, and the Merger. We urge investors and FKF shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. FKF shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about BMBC – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to First Keystone Financial, Inc., 22 West State Street, Media, PA 19063, Attention Hugh J. Garchinsky, President, telephone (610) 565-6210.

FKF, BMBC and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning FKF’s and BMBC’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning FKF’s and BMBC’s directors and executive officers is also set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report contains forward-looking information about First Keystone Financial, Inc., and the combined operations of First Keystone Financial, Inc. and Bryn Mawr Bank Corporation after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. First Keystone Financial, Inc. cautions readers not to place undue reliance on these statements. First Keystone Financial’s and Bryn Mawr Bank Corporation’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of their business strategy due to changes in current or future market conditions; the amount of First Keystone Financial’s delinquent and non-accrual loans, troubled debt restructurings, other real estate owned and loan charge-offs; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. First Keystone Financial undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

ITEM 7.01	Regulation FD Disclosure

On November 3, 2009, First Keystone Financial, Inc. issued a press release concerning the proposed Merger (discussed in Item 1.01 hereof). This press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2009, by and between Bryn Mawr Bank Corporation and First Keystone Financial, Inc.

99.1	Press release dated November 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

Date: November 4, 2009	By:	/S/ HUGH J. GARCHINSKY
Hugh J. Garchinsky
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 3, 2009, by and between Bryn Mawr Bank Corporation and First Keystone Financial, Inc.

99.1	Press release dated November 3, 2009